Exhibit 10.1

Third Amendment
To
Second Amended and Restated
Credit Agreement
Dated as of June 21, 2016
Among
Diamondback Energy, Inc.,
As Parent Guarantor

Diamondback O&G LLC,
As Borrower,
The Other Guarantors,
Wells Fargo Bank, National Association,
As Administrative Agent,
And
The Lenders Party Hereto

Sole Book runner And Sole Lead Arranger
Wells Fargo Securities, LLC

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of June 21, 2016 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013 as amended by that certain First Amendment dated as of June 9, 2014 and that certain Second Amendment dated as of November 13, 2014 (as such may be further amended, modified or supplemented, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.

Section 2.Amendments to Credit Agreement.

2.1Amendments to Section 1.02. Section 1.02 is hereby amended by replacing or adding the following definitions, as applicable, with the following:

“‘Agreement’ means this Second Amended and Restated Credit Agreement, as amended by the First Amendment dated as of June 9, 2014, the Second Amendment dated as of November 13, 2014 and the Third Amendment dated as of June 21, 2016, as the same may be further amended, modified or supplemented from time to time.

‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

‘Defaulting Lender’ means any Lender that (a) has failed to (i) fund all or any portion of the Loans or participations in Letters of Credit required to be funded by it hereunder within two Business Days of the date such Loans or participations were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Bank or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within three Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the FDIC or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.10) upon delivery of written notice of such determination to the Borrower, the Issuing Bank and each Lender.

‘EEA Financial Institution’ means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

‘EEA Resolution Authority’ means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

‘Other Secured Persons’ means each Lender, each Issuing Bank, each Secured Swap Party, each Indemnitee and any legal owner, holder, assignee or pledgee of any of the Indebtedness.

‘Third Amendment Effective Date’ means June 21, 2016.

‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

2.2Amendment to Section 2.03. Section 2.03 is hereby amended by deleting the “and” at the end of Section 2.03(v), renumbering Section 2.03(vi) as Section 2.03(vii) and adding the following new Section 2.03(vi):

“(vi)    the pro forma ratio of the Parent Guarantor’s Total Debt (after giving effect to such Borrowing) to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of such Borrowing for which financial statements are available; and”

2.3Amendment to Section 6.02. Section 6.02 is hereby amended by adding the following Section 6.02(f):

“(f)    The pro forma ratio of the Parent Guarantor’s Total Debt (after giving effect to such Borrowing) to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of such Borrowing for which financial statements are available is not greater than 4.0 to 1.0.”

2.4Amendment to Section 6.02. The last paragraph of Section 6.02 is hereby amended by deleting such Section in its entirety and replacing it with the following:

“Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Parent Guarantor and the Borrower on the date thereof as to the matters specified in Sections 6.02(a) through (d) and (f).”

2.5Amendment to Article VII. Article VII is hereby amended by adding the following new Section 7.25:

“Section 7.25    EEA Financial Institutions. Neither the Parent Guarantor nor any of its Subsidiaries is an EEA Financial Institution.”

2.6Amendment to Section 9.12(b). Section 9.12(b) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(b) as long as no Default exists, farmouts and other dispositions of undeveloped acreage and assignments in connection with such dispositions (provided that if such disposition is of Oil and Gas Property included in the most recent Borrowing Base, such disposition is included in the 5% basket below);”

2.7Amendment to Section 9.12. Section 9.12 is hereby amended by deleting the “and” at the end of Section 9.12(g), and adding the following:

“(h) the trade, exchange or other disposition (including by or in connection with unitization) of any developed Oil and Gas Property or any interest therein; provided that: (i) (A) the majority of the consideration received in respect of such trade, exchange or other disposition shall consist of Oil and Gas Properties or interests therein, and (B) if any cash is received as consideration in respect of such trade, exchange or other disposition, the fair market value of the Oil and Gas Property so disposed of shall be allocated over the consideration received, and the portion thereof corresponding to the cash received shall be treated as a sale under clause (d) above, (ii) the consideration received in respect of such disposition shall be equal to or greater than the fair market value of the Oil and Gas Property or interest therein subject of such sale or other disposition (as reasonably determined by the Parent Guarantor or the Borrower and, if requested by the Administrative Agent, the Parent Guarantor or the Borrower shall deliver a certificate of a Responsible Officer of the Parent Guarantor or the Borrower certifying to that effect), (iii) if such disposition of Oil and Gas Property included in the most recently delivered Reserve Report during any period between two successive Scheduled Redetermination Dates has a fair market value in excess of five percent (5%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, the Borrowing Base shall be reduced, effective immediately upon such disposition, by an amount equal to the value, if any, assigned such Property in the most recently delivered Reserve Report, and (iv) if so requested by the Borrower, and the Borrower provides to the Administrative Agent a Reserve Report with respect to the Oil and Gas Properties acquired as consideration in respect of such trade, exchange or other disposition, the Administrative Agent and the Lenders shall, at their discretion and in accordance with the procedures set forth in Section 2.07, redetermine the Borrowing Base in respect of the Oil and Gas Properties so acquired (and such request by the Borrower shall not constitute a request for an Interim Redetermination); and

(i) sales and other dispositions of Properties not regulated by Section 9.12(a) to (h) having a fair market value not to exceed $2,500,000 during any six-month period.”

2.8Amendment to Article IX. Article IX is hereby amended by adding the following Section 9.20:

“Section 9.20    Control Agreements. For each deposit or securities account that the Parent Guarantor, the Borrower or any other Loan Party maintains as of the Third Amendment Effective Date (other than payroll, withholding tax, escrow, trust fund and other fiduciary deposit accounts), the Parent Guarantor will, by no later than 60 days after the Third Amendment Effective Date, either (a) cause such account to be subject to a deposit account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Other Secured Persons, or (b) close such account and transfer any funds therein to an account that otherwise meets the requirements of this Section 9.20. From and after the Third Amendment Effective Date, neither the Parent Guarantor, the Borrower nor any other Loan Party shall open, any deposit or securities account (other than payroll, withholding tax, escrow, trust fund and other fiduciary deposit accounts) unless such deposit or securities account is, or within 30 days after being opened becomes, subject to a deposit account control agreement or securities account control agreement, as applicable, in form and substance reasonably satisfactory to the Administrative Agent naming the Administrative Agent as the secured party thereunder for the benefit of the Other Secured Persons. Each deposit account control agreement will provide that the depositary bank will comply with instructions originated by the Administrative

Agent directing dispositions of funds in the deposit account without further consent by the applicable Loan Party. Each securities account control agreement will provide that the securities intermediary will comply with entitlement orders originated by the Administrative Agent without further consent by the applicable Loan Party. The Administrative Agent agrees that it shall not issue any such instructions or entitlement orders or otherwise exercise any control right granted under any such deposit account control agreement or securities account control agreement unless (a) an Event of Default of the type set forth in Sections 10.01(a), (b), (f), (g), (h), (i), or (j) has occurred or (b) the Notes and the Loans then outstanding have become due and payable in whole (and not merely in part), whether at the due date thereof, by acceleration or otherwise.”

2.9Amendment to Article XII. Article XII is hereby amended by adding the following Section 12.18:

“Section 12.18        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

2.10Amendment to Exhibit B. Exhibit B is hereby amended by deleting such Exhibit and replacing it with Exhibit B attached hereto.

Section 3.Borrowing Base and Aggregate Elected Commitment Amount.

3.1Borrowing Base. From and after the Third Amendment Effective Date (as defined below) until the next Redetermination Date, the Borrowing Base shall be $700,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time in accordance with the Credit Agreement. Each of the Borrower, on the one hand, and the Administrative Agent and the Lenders, on the other hand, agree that the redetermination of the Borrowing Base pursuant to this Section 3.1 shall constitute a Scheduled Redetermination. This Section 3.1 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d) of the Credit Agreement.

3.2Aggregate Elected Commitment Amount. From and after the Third Amendment Effective Date until adjusted pursuant to Section 2.07A, the Aggregate Elected Commitment Amount shall be $500,000,000.

Section 4.Conditions Precedent. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

4.1The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Guarantors and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

4.2The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

4.3No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.Miscellaneous.

5.1Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.

5.2Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:

(i)all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date,

(ii)no Default or Event of Default has occurred and is continuing, and

(iii)no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

5.4NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.6Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.

5.7Severability. Any provision of this Third Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9Loan Document. This Third Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Name: Teresa L. Dick
Title:	Title: Chief Financial Officer

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer
WHITE FANG ENERGY LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Financial Officer

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Senior Director

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Vice President - Amegy Bank Division

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A., as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

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THIRD AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krengel
Name:	John Krengel
Title:	Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

ING CAPITAL LLC, as a Lender

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK, as a Lender

By:	/s/ Chris Whigham
Name:	Chris Whigham
Title:	Senior Vice President

SIGNATURE PAGE
THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT B
FORM OF BORROWING REQUEST
[ ], 201[ ]
Diamondback O&G LLC, a Delaware limited liability company, (the “Borrower”), pursuant to Section 2.03 of the Second Amended and Restated Credit Agreement dated as of November 1, 2013 (together with all amendments, restatements, supplements or other modifications thereto, the “Credit Agreement”) among Diamondback Energy, Inc. (the “Parent Guarantor”), the Borrower, Wells Fargo Bank, National Association, as Administrative Agent and the other agents and lenders (the “Lenders”) which are or become parties thereto (unless otherwise defined herein, each capitalized term used herein is defined in the Credit Agreement), hereby requests a Borrowing as follows:
(i)Aggregate amount of the requested Borrowing is $[ ];

(ii)Date of such Borrowing is [ ], 201[ ];

(iii)Requested Borrowing is to be [an ABR Borrowing] [a Eurodollar Borrowing];

(iv)In the case of a Eurodollar Borrowing, the initial Interest Period applicable thereto is [ ];

(v)Amount of Borrowing Base in effect on the date hereof is $[ ];

(vi)The Aggregate Elected Commitment in effect on the date hereof is $[ ];

(vii)Total Revolving Credit Exposures on the date hereof (i.e., outstanding principal amount of Loans and total LC Exposure) is $[ ];

(viii)Pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing) is $[ ];

(ix)The pro forma ratio of the Parent Guarantor’s Total Debt (after giving effect to such Borrowing) to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of such Borrowing for which financial statements are available is [___] to 1.0; and

(x)Location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05 of the Credit Agreement, is as follows:
[                ]
[                ]
[                ]
[                ]
[                ]

The undersigned certifies that he/she is the [____________________] of the Parent Guarantor and the [______________] of the Borrower, and that as such he/she is authorized to execute this certificate on behalf of the Parent Guarantor and the Borrower, as applicable. The undersigned further certifies, represents and warrants on behalf of the Parent Guarantor and the Borrower, as applicable, that the Borrower is entitled to receive the requested Borrowing under the terms and conditions of the Credit Agreement and that such Borrowing will be used in compliance with Section 9.08 of the Credit Agreement.

DIAMONDBACK O&G LLC

By:
Name:
Title:

DIAMONDBACK ENERGY, INC.

By:
Name:
Title: